UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 3, 2012

SYNOPSYS, INC.

(Exact name of Registrant as specified in charter)

Delaware	000-19807	56-1546236
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 584-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Amendment of 2006 Employee Equity Incentive Plan; Amendment of Employee Stock Purchase Plan

At the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Synopsys, Inc. (“Synopsys”) held on April 3, 2012, Synopsys’ stockholders approved an amendment to Synopsys’ 2006 Employee Equity Incentive Plan (the “Amended Equity Plan”) to, among other items, increase the number of shares of common stock reserved under the plan for future issuance by 5,000,000 shares. Synopsys’ Board of Directors and the Compensation Committee of the Board of Directors previously approved the Amended Equity Plan, subject to such stockholder approval. Synopsys’ executive officers are eligible to participate in the Amended Equity Plan.

A summary of the Amended Equity Plan is set forth in Synopsys’ definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on February 17, 2012 (the “Proxy Statement”). That summary and the above description of the Amended Equity Plan do not purport to be complete, and are qualified in their entirety by reference to the Amended Equity Plan, which is filed as Exhibit 10.35 to this Current Report on Form 8-K and incorporated herein by reference.

At the Annual Meeting, Synopsys’ stockholders also approved an amendment to Synopsys’ Employee Stock Purchase Plan (the “Amended ESPP”) to increase the number of shares of common stock reserved under the plan for future issuance by 5,000,000 shares. Synopsys’ Board of Directors and the Compensation Committee of the Board of Directors previously approved the Amended ESPP, subject to such stockholder approval. Synopsys’ executive officers are eligible to participate in the Amended ESPP.

A summary of the Amended ESPP is set forth in the Proxy Statement. That summary and the above description of the Amended ESPP do not purport to be complete, and are qualified in their entirety by reference to the Amended ESPP, which is filed as Exhibit 10.21 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As described in Item 5.02(e) above, Synopsys held its Annual Meeting on April 3, 2012. As of the record date, February 8, 2012, 144,051,762 shares of Synopsys common stock were outstanding and entitled to vote at the Annual Meeting. A total of 133,474,718 shares of Synopsys common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting.

Synopsys’ stockholders voted on five proposals at the Annual Meeting. The proposals are described in the Proxy Statement. The final results of the votes regarding each proposal are set forth below.

Proposal 1: Synopsys’ stockholders elected nine directors to Synopsys’ Board of Directors, to serve until the next annual meeting of stockholders or until their successors are elected. The voting results regarding this proposal are set forth below:

	For	Withhold	Broker Non-Votes
Aart J. de Geus	121,734,547	2,884,428	8,855,743
Alfred Castino	124,186,780	432,195	8,855,743
Chi-Foon Chan	123,037,615	1,581,360	8,855,743
Bruce R. Chizen	122,892,738	1,726,237	8,855,743
Deborah A. Coleman	122,938,895	1,680,080	8,855,743
Chrysostomos L. “Max” Nikias	124,106,641	512,334	8,855,743
John Schwarz	124,178,525	440,450	8,855,743
Roy Vallee	123,692,027	926,948	8,855,743
Steven C. Walske	122,881,875	1,737,100	8,855,743

Proposal 2: As described in Item 5.02(e) above, Synopsys’ stockholders approved the Amended Equity Plan to, among other items, increase the number of shares of common stock reserved under the plan for future issuance by 5,000,000 shares. The Amended Equity Plan is filed as Exhibit 10.35 to this Current Report on Form 8-K. The voting results regarding this proposal are set forth below:

For:	110,640,072
Against:	13,895,134
Abstain:	83,769
Broker Non-Votes:	8,855,743

Proposal 3: As described in Item 5.02(e) above, Synopsys’ stockholders approved the Amended ESPP to increase the number of shares of common stock reserved under the plan for future issuance by 5,000,000 shares. The Amended ESPP is filed as Exhibit 10.21 to this Current Report on Form 8-K. The voting results regarding this proposal are set forth below:

For:	122,969,006
Against:	1,635,469
Abstain:	14,500
Broker Non-Votes:	8,855,743

Proposal 4: Synopsys’ stockholders approved, on an advisory basis, the compensation of Synopsys’ named executive officers as disclosed in the Proxy Statement. The voting results regarding this proposal are set forth below:

For:	123,524,607
Against:	1,056,341
Abstain:	38,027
Broker Non-Votes:	8,855,743

Proposal 5: Synopsys’ stockholders ratified the selection of KPMG LLP as Synopsys’ independent registered public accounting firm for the fiscal year ending October 31, 2012. The voting results regarding this proposal are set forth below:

For:	131,787,695
Against:	1,642,044
Abstain:	44,979

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.21	Employee Stock Purchase Plan, as amended

10.35	2006 Employee Equity Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYNOPSYS, INC.

Dated: April 5, 2012	By:	/S/ BRIAN E. CABRERA
Brian E. Cabrera
Vice President, General Counsel and
Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

10.21	Employee Stock Purchase Plan, as amended

10.35	2006 Employee Equity Incentive Plan, as amended